Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 9/15/06


Blended Coupon 4.3285%


Excess Protection Level
3 Month Average   7.81%
May, 2001   7.74%
April, 2001   7.56%
March, 2001   8.13%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.47%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,958,014,468.94